SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2018

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
In this Current Report on Form 8K we are disclosing that beginning in the third quarter of 2018, the number of our operating and reportable segments have increased from four to five with the addition of a segment that will provide greater detail about our segregated portfolio cell operations. The Segregated Portfolio Cell Reinsurance segment will provide the operating results (underwriting profit or loss, plus investment results) of our segregated portfolio cells (SPCs) dedicated to workers’ compensation, healthcare professional liability business or a combination of the two. The results of SPCs that write workers’ compensation business were previously reported in our Workers’ Compensation segment, the results of SPCs that write healthcare professional liability business were previously reported in our Specialty P&C segment and the SPC investment results were previously reported in our Corporate segment.
Our segments are based on our internal management reporting structure for which financial results are regularly evaluated by our chief operating decision maker who is responsible for allocating resources and assessing operating performance. During the third quarter of 2018, we changed our internal management reporting structure which resulted in the separation of the SPC results from the Specialty P&C segment and the Workers’ Compensation Insurance segment which will provide greater detail for investors into the results of the SPCs.
As noted above, these changes will be reflected in our consolidated financial statements and segment reporting for the quarter and nine months ended September 30, 2018. To enhance the comparability of prior periods, the new segmentation will also be reflected in the segment disclosures for the three and nine-months ended September 30, 2017. The changes in our segment reporting affect only the segment results and do not revise any of our previously reported consolidated financial results.

The information we are furnishing under Item 7.01 of this Current Report on Form 8K is not deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 10, 2018
PROASSURANCE CORPORATION

By: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice President

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